UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2006

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (408) 523-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 3, 2006, Zoran Corporation (the “Company”) issued a press release to announce the creation of a special committee to conduct a further review of the Company’s historical stock option practices. The Company also announced that it received a grand jury subpoena from the office of the U.S. Attorney for the Northern District of California requesting documents from 1995 through the present referring to, relating to or involving stock options, and also that the Company has received an informal inquiry from the Securities and Exchange Commission requesting documents related to the Company’s stock option grants.

A copy of the press released is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release dated July 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2006	ZORAN CORPORATION

	By:	/s/ Karl Schneider
Karl Schneider
Senior Vice President and Chief Financial Officer